UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2016

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36378	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2016 Profire Energy, Inc. (the "Company") appointed Harold Albert as Chief Technology Officer.

Previously, Mr. Albert, age 53, was working as the Chief Operating Officer of Profire Energy, Inc. since October 2008 and a director of the Company since November 2008.   Mr. Albert will no longer serve as the Chief Operating Officer, but will remain as a director of the Company and, as mentioned above, will now serve as the Chief Technology Officer.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company's burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert's experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should continue serving on the Company's Board.

On June 28, 2013 the Company originally entered into an employment agreement (this "Agreement") with Mr. Albert to serve as the Chief Operating Officer.  This Agreement will remain in full force and effect. As the Company's Chief Technology Officer, Mr. Albert will receive an annual base salary of $270,000.  A further description of this Agreement is contained in our proxy statement, filed on August 14, 2015.

Item 7.01                          Regulation FD Disclosure

On June 1, 2016, the Company issued a press release announcing the appointment of Mr. Albert as set forth in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Employment Agreement by and between Profire Energy, Inc. and Harold Albert, dated June 28, 2013, incorporated by reference to Exhibit 10.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (File No. 000-52376).

99.1	Press Release Announcing Harold Albert as new Chief Technology Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: June 1, 2016	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1
Employment Agreement by and between Profire Energy, Inc. and Harold Albert, dated June 28, 2013 incorporated by reference to Exhibit 10.2 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (File No. 000-52376).

99.1	Press Release Announcing Harold Albert as new Chief Technology Officer